UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported): January 6, 2016

PANTOP CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	333-1198885	38-3939853
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 3906, Far East Finance Centre, 16 Harcourt Road, Admiralty, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Tel: +852 5325 5932   Fax: +852 2149 7094   Email: info@pantopcorp.com

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 6, 2016, the Board of Pantop Corporation (the “Company”) accepted the resignation of Ms. Lijuan Hao (“Ms. Hao”) from her position as member of the Board of Directors, and as the President, Treasurer, Chief Financial Officer and Director of the Company. Ms. Hao has not indicated that her resignation was due to differences or disagreements with the Company’s executive management or Board of Directors. Furthermore, Ms. Lu Xia tendered her resignation of her position as Secretary of the Company on the same date and she has indicated that there was no differences or disagreements with the Company.

On the same date that Ms. Hao resigned, the Board appointed Dato Sri Ting Teck Sheng as President and non-Executive Director, Mr. Loh Chee Ming as Chief Financial Officer, Chief Executive Officer and Director, and Ms. Hew Wan Voon as Secretary, Treasurer and Director of the Company.

DIRECTOR BIOGRAPHIES

Dato Sri Ting Teck Sheng

Dato Sri Ting, age 29, was appointed as President and non-Executive Director of the Company on January 6, 2016. In the past 5 years, Dato Sri Ting has been the Chief Executive Officer of TST Continental Holdings Sdn Bhd, a company engaged in investment holding in properties in Malaysia

Dato Sri Ting holds a Bachelor of Economics from University of Wisconsin.

Mr. Loh Chee Ming

Mr. Loh, age 39, was appointed as Chief Financial Officer, Chief Executive Officer and Director of the Company on January 6, 2016. Mr. Loh has worked in the Financial Planning industry in Malaysia for more than 8 years in various capacity in the Financial Planning industry including corporate restructuring, corporate advisory, corporate administration and operations. In the most recent 5 years, Mr. Loh has been the Managing Director of VKA Corporate Advisory Sdn. Bhd. In addition, Mr. Loh is a Certified Financial Planner and a member of the Financial, Planning Association of Malaysia (FPAM).

Mr. Loh holds a Bachelor Degree (Hons) in Mathematics from University Putra Malaysia.

Ms. Hew Wan Voon

Ms. Hew, age 46, was appointed as Secretary, Treasurer and Director of the Company on January 6, 2016. For the past 5 years, Ms. Hew has been the Managing Partner of Hew & Associates a legal practice in Malaysia. Ms. Hew is a Practising lawyer in Malaysia holding the Certificate in Legal Practise (CLP) and is a member of the Bar Council of Malaysia.

Ms. Hew holds a Bachelor Degree in Law (Legum Baccalaureus (LLB)) from University of London

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12 2016	PANTOP CORPORATION
By: /s/ Hew Wan Voon
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Hew Wan Voon,
Secretary, Treasurer and Director